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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


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                                    FORM 8-K

                                  ------------


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: October 2, 1998
              (Date of earliest event reported): September 23, 1998



                        MELITA INTERNATIONAL CORPORATION
                (Exact name of Company specified in its charter)


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             GEORGIA                        0-22317                      58-1378534
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(State or other jurisdiction of    (Commission File Number) (IRS Employer Identification No.)
incorporation or organization)
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                          5051 PEACHTREE CORNERS CIRCLE
                                NORCROSS, GEORGIA                 30092-2500
                  (Address of principal executive offices)        (Zip Code)



                                 (770) 239-4000
                (Company's telephone number, including area code)







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ITEM 5.   OTHER EVENTS

Melita International Corporation announced the appointment of Carl James Schaper as its President and Chief Operating Officer effective September 23, 1998.


ITEM 7.   FINANCIAL STATEMENTS and EXHIBITS.

(c)       Exhibits

          99        Press Release

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MELITA INTERNATIONAL CORPORATION

                               /s/ Dan K. Lowring
                               -----------------------------------------
                               DAN K. LOWRING
                               Chief Financial Officer, Treasurer and Secretary

Date: October 2, 1998



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                                  EXHIBIT INDEX

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Exhibit                                                                Page No.
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99                         Press Release                                  5
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